EXHIBIT 99(b)

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS

                     ADOPTED PURSUANT TO SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jane Morlok, Chief Financial Officer and Co-Chief Executive Officer of Breda Telephone Corp., hereby certify that to my knowledge (i) Breda Telephone Corp.'s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Breda Telephone Corp.

Date: November 14, 2002.


                                            /s/ Jane Morlok
                                            ------------------------------------
                                            Jane Morlok, Chief Financial Officer
                                            and Co-Chief Executive Officer


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